Acquisitions	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Acquisitions
3. Acquisitions
On October 26, 2011, we completed the acquisition of certain assets of the patented CCI® Evolution Mobile Bearing Total Ankle Replacement system with Van Straten Medical B.V. The purchase consideration consists of a cash payment of $5.6 million and a contingent liability of $1.3 million for estimated future royalty payments. The estimated royalties payments are based on future sales; therefore, we cannot estimate the total amount of contingent consideration that will be paid.
The operating results from this acquisition are included in the consolidated financial statements from the acquisition date.
The acquisition was recorded by allocating the costs of the assets acquired based on their estimated fair values at the acquisition date. The excess of the cost of the acquisition over the fair value of the assets acquired is recorded as goodwill. The following is a summary of the estimated fair values of the assets acquired (in thousands):

Inventory	$388
Property, plant and equipment	149
Intangible assets	6,435
Total assets acquired	$6,972

Of the $6.4 million recognized as intangible assets, $0.1 million was assigned to trademarks (indefinite life), $1.8 million was assigned to completed technology (10 year life), $0.5 million was assigned to other intangible assets (7 year life), and $4.0 million to goodwill. We expect the total amount of goodwill from this transaction to be deductible for tax purposes.

All goodwill related to this acquisition was allocated to our Extremities segment.